Exhibit 10.1

                            SHARE PURCHASE AGREEMENT

                                 RICH STUPANSKY

                                 (the "Vendor")

                                     - and -

                           TELEPLUS ENTERPRISES, INC.

                                (the "Purchaser")

                                     - and -

                               MAXIMO IMPACT, INC.

                               (the "Corporation")

                                  June 21, 2006

SHARE PURCHASE AGREEMENT made as of the 21st of June, 2006, among RICH STUPANSKY (the "Vendor"), MAXIMO IMPACT, INC.., a corporation incorporated under the laws of the State of Nevada (the "Corporation"), and TELEPLUS ENTERPRISES INC., a corporation incorporated under the laws of Nevada (the "Purchaser"), witnesses that:

WHEREAS the Vendor, in reliance upon the representations and warranties of the Purchaser contained herein, have agreed to sell to the Purchaser and the Purchaser, in reliance upon the representations and warranties of the Vendor contained herein, has agreed to purchase from the Vendor all of the issued and outstanding shares in the capital of the Corporation, in accordance with the terms of this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the parties), the parties agree as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.01  Defined Terms

      As used in this Agreement, the following terms have the following meanings:

      "Agreement" means this share purchase agreement and all schedules and instruments in amendment or confirmation of it; "hereof", "hereto" and "hereunder" and similar expressions mean and refer to this Agreement and not to any particular Article, Section, Subsection or other subdivision; "Article", "Section", "Subsection" or other subdivision of this Agreement followed by a number means and refers to the specified Article, Section, Subsection or other subdivision of this Agreement;

      "Ancillary Agreements" means all agreements, certificates and other instruments delivered or given pursuant to this Agreement including, without limitation, the Employment Agreement; and "Ancillary Agreement" means any one of such agreements, certificates or other instruments;

      "Articles" shall mean the certificate and Articles of incorporation (as amended), statute, constitution, trust indenture, joint venture or partnership agreement or Articles or other constituting document of any Person other than an individual, each as from time to time amended or modified;

      "Authorization" means, with respect to any Person, any authorization, order, permit, approval, grant, licence, consent, right, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decree, or by-law, rule or regulation of any Governmental Entity, whether or not having the force of law, having jurisdiction over such Person;

      "Books and Records" means all technical, business and financial records, financial books and records of account, books, data, reports, files, lists, drawings, plans, logs, briefs, customer and supplier lists, deeds, certificates, contracts, surveys, title opinions or any other documentation and information in any form whatsoever (including written, printed, electronic or computer printout form) relating to Corporation and the Business;

      "Business" means the business carried on by the Corporation consisting of the offering of prepaid wireless communications services;

      "Business Day" means any day of the year, other than a Saturday, Sunday or any day on which banks are required or authorized to close in Chicago, Illinois;

      "CRA" means the Canada Revenue Agency;

      "Claim" means any claim of any nature whatsoever, including any demand, liability, obligation, debt, cause of action, suit, proceeding, judgment, award, assessment, and reassessment;

      "Closing" means the completion of the transaction of purchase and sale contemplated in this Agreement;

      "Closing Date" means May 19, 2006, or such other date as the parties may agree in writing;

      "Code" means the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder;

      "Corporate Records" means the corporate records of a corporation, including (i) all articles, by-laws, any unanimous shareholders agreement and any amendments thereto; (ii) all minutes of meetings and resolutions of shareholders, directors and any committee thereof; (iii) the share certificate books, register of shareholders, register of transfers and register of directors; and (iv) all accounting records;

      "Corporation" means Maximo Impact, Inc. a corporation incorporated under the laws of the State of Nevada;

      "Distribution" means (a) the declaration or payment of any dividend in cash or property on or in respect of any class of shares of the Person,
      (b) the purchase, redemption or other retirement of any shares of the Person, directly or indirectly or otherwise, or (c) any other distribution on or in respect of any class of shares or trust units of the Person;

      "Effective Date" means the date at which all of the conditions set forth in Articles 5 and 6 are satisfied;

      "Employment Agreement" means that certain employment agreement entered into as of the date hereof between the Vendor and the Corporation, as same may be amended, modified or restated at any time and from time to time;

      "Environmental   Laws"  means  all   applicable   Laws   relating  to  the
      environment,   health  and  safety   matters  or   conditions,   Hazardous
      Substances, pollution or protection of the environment;

      "GAAP" or "generally accepted accounting principles" means, at any time, United States generally accepted accounting principles.

      "Governmental Entity" means (i) any multi-national, federal, provincial, state, municipal, local or other governmental or public department, court, commission, board, bureau, agency or instrumentality, domestic or foreign;
      (ii) any subdivision, agent, commission, board, or authority of any of the foregoing; or (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

      "Hazardous Substance" includes any contaminant, pollutant, dangerous substance, liquid or solid waste, industrial waste, hauled liquid or solid waste, toxic substance, hazardous waste, hazardous material, or hazardous substance (including anything with any of the foregoing as a component thereof), whether or not such substance is "hazardous" as defined under any Laws;

      "Indebtedness" shall mean all obligations, contingent (to the extent required to be reflected in financial statements prepared in accordance with GAAP) and otherwise, which in accordance with GAAP should be classified on the obligor's balance sheet as liabilities, including without limitation, in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of Indebtedness or performance of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase Indebtedness, or to assure the owner of Indebtedness against loss, through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the Indebtedness held by such owner or otherwise; and (d) obligations to reimburse issuers of any letters of credit;

      "Intellectual Property" means all right, title, interest and benefit of the Corporation in and to any registered or unregistered, trade or brand names, service marks, copyrights, copyright applications, designs, inventions, patents, patent applications, patent rights (including any patents issuing on such applications or rights), licences, sub-licences, franchises, formulas, processes, know-how, technology, computer rights and other intellectual or industrial property of the Corporation or pertaining to the Business;

      "Laws" means all statutes, codes, ordinances, decrees, rules, regulations, municipal by-laws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards, or any provisions of the foregoing, including general principles of common and civil law and equity, binding on or affecting the Person referred to in the context in which such word is used; and "Law" means any one of them;

      "Lien" shall mean: (a) any encumbrance, mortgage, pledge, hypothec, prior claim, lien, charge or other security interest of any kind upon any property or assets of any character, or upon the income or profits therefrom, of any nature whatsoever or howsoever arising and any rights or privileges capable of becoming any of the foregoing, (b) any acquisition of or agreement to have an option to acquire any property or assets upon conditional sale or other title retention agreement, device or arrangement (including a capitalized lease), or (c) any sale, assignment, pledge or other transfer for security of any accounts, general intangibles or chattel paper, with or without recourse;

      "Loss" means any loss whatsoever, including expenses, costs, damages, penalties, fines, charges, claims, demands, liabilities, interest and any and all legal fees and disbursements;

      "Material Adverse Effect" with respect of a business or Person means an effect which could reasonably be expected to be materially adverse to the business, assets, financial condition, earnings, operations or prospects of the business or Person on a consolidated basis or the market price or value of any of its securities;

      "Parties" means the Vendor, the Purchaser, the Corporation and any other person who may become a party to this Agreement; and "Party" means any one of them;

      "Person"   means   an   individual,   partnership,   corporation,   trust,
      unincorporated association, joint venture or other entity or Governmental Entity, and pronouns have a similarly extended meaning;

      "Purchased Shares" has the meaning ascribed thereto in Section 2.01;

      "Purchaser" means TelePlus Enterprises Inc., a corporation incorporated under the laws of Nevada;

      "Security Right" means, with respect to any security, any option, warrant, subscription right, pre-emptive right, other right, proxy, put, call, demand, plan, commitment, agreement, understanding or arrangement of any kind relating to such security, whether issued or unissued, or any other security convertible into or exchangeable for any such security. "Security Right" includes any right relating to issuance, sale, assignment, transfer, purchase, redemption, conversion, exchange, registration or voting and includes rights conferred by statute, by the issuer's constituting documents or by agreement;

      "Time of Closing" means 5PM (EDT time) on the Closing Date or such other time as the Closing may occur; and

      "Vendor" means Rich Stupansky.

1.02  Gender and Number

      Any reference in this Agreement to gender shall include all genders, and words importing the singular number only shall include the plural and vice versa.

1.03  Headings, Etc.

      The division of this Agreement into Articles, Sections, Subsections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation of this Agreement.

1.04  Currency

      All references in this Agreement or any Ancillary Agreement to dollars, unless otherwise specifically indicated, are expressed in U.S. currency.

1.05  Severability

      Any Article, Section, Subsection or other subdivision of this Agreement or any Ancillary Agreement or any other provision of this Agreement or any Ancillary Agreement which is, or becomes, illegal, invalid or unenforceable shall be severed from this Agreement and any Ancillary Agreement and be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof or thereof, provided, however, that the Parties shall use commercial reasonable best efforts to substitute such Article, Section, Subsection or other subdivision with an Article Section, Subsection or other subdivision of similar effect.

1.06  Entire Agreement

      This Agreement together with the Ancillary Agreements constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. There are no representations, warranties, conditions or other agreements, express or implied, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth herein and therein. If there is any conflict between the provisions of this Agreement and the provisions of any Ancillary Agreement, the provisions of this Agreement shall govern.

1.07  Amendments

      This Agreement and any Ancillary Agreement may only be amended, modified or supplemented by a written agreement signed by all of the parties to such agreement.

1.08  Waiver

      No waiver of any of the provisions of this Agreement or any Ancillary Agreement shall be deemed to constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a waiver or continuing waiver unless otherwise expressly provided in writing duly executed by the party to be bound thereby.

1.09  Governing Law

      This Agreement and all Ancillary Agreements shall be governed by and interpreted and enforced in accordance with the laws of the State of Illinois applicable therein.

1.10  Inclusion

      Where the word "including" or "includes" is used in this Agreement, it shall mean "including (or includes) without limitation".

1.11  Accounting Terms

      All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP.

1.12  Incorporation of Schedules

      The  following  are the  schedules  attached to and  incorporated  in this
Agreement:

Schedule2.01        -       Purchased Shares

Schedule 2.02       -       Performance Targets

Schedule 3.11       -       Changes to Corporation

Schedule 3.21       -       Liabilities

Schedule 3.25       -       Litigation

Schedule 3.26       -       Taxes

                                   ARTICLE 2
                       PURCHASED SHARES AND PURCHASE PRICE

2.01  Purchase and Sale

      Subject to the terms and conditions hereof, the Vendor agrees to sell, assign and transfer to the Purchaser and the Purchaser agrees to purchase from the Vendor on the Effective Date, the shares owned by the Vendor representing all (but not less than all) of the issued and outstanding shares (the "Purchased Shares") in the capital of the Corporation. The number and class of shares of the Corporation owned by the Vendor as at the Time of Closing is set out in
Schedule 2.01.

2.02  Consideration and Payment

      The consideration payable by the Purchaser to the Vendor for the Purchased Shares shall be up to $1,000,000 and shall be allocated and paid as follows: (a) US$30,000, in shares in the capital stock of the Purchaser on the date of the Closing and (b) the remainder of the Purchase Price, by cash, certified cheque or wire transfer on an earnout basis in the following manner, provided that the Vendor is still employed with the Corporation while the earnout is accumulated:

      3. for the first year following the product launch (which product launch shall take place no later than 45 days after the date of the
            Closing:

            o US$2 for every US$530 of gross revenue generated by the Corporation less revenues from handset sales;

            o     US$2  for  every  US$150  of  net  profit   generated  by  the
                  Corporation; and

            o US$2 for every incremental increase of five (5) clients in the Corporation's customer base.

      4.    thereafter:

            o US$1 for every US$530 of gross revenue generated by the Corporation less revenues from handset sales;

            o     US$1  for  every  US$150  of  net  profit   generated  by  the
                  Corporation; and

            o US$1 for every incremental increase of five (5) clients in the Corporation's customer base.

      The earnout payments described above shall be paid quarterly 45 days in arrears. If performance falls to less than seventy percent (70%) of any the targets set forth in Schedule 2.02 attached hereto (the "Targets"), then in order for the Vendor to earn every US$1 described above, the targets of each of the gross revenue, net profit and customer base shall double. If performance exceeds one hundred and forty percent (140%) of each of the Targets, then in order for the Vendor to earn every US$1 described above, the targets of each of gross revenue, net profit and customer base shall decrease by twenty-five percent (25%).

      In the event of the termination of the Vendor's employment with the Corporation for whatever reason, the Vendor shall only be entitled to the portion of the Purchase Price equal to the amounts earned by the Vendor under subsection 2.02(b) above and not yet paid.

2.03  The Closing

      The Closing shall take place at the Time of Closing at the offices of the Purchaser, or at such other time, date or place as the parties agree. Notwithstanding any other provision of this Agreement, the within transactions shall be effective as of the Effective Date.

2.04  Payment of Taxes and Registration Charges on Transfer

      Except as otherwise provided herein, the Vendor shall be liable for and shall pay all taxes, duties, registration charges or other like charges properly payable by the Vendor in connection with the conveyance and transfer by each of them of their respective Purchased Shares to the Purchaser hereunder.

                                   ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                            OF VENDOR AND CORPORATION

Representations and Warranties of Vendor and Corporation. Each of the Vendor and the Corporation represents and warrants as follows to the Purchaser and each of the Vendor and the Corporation acknowledges and confirms that the Purchaser is relying upon such representations and warranties in connection with the purchase by the Purchaser of the Purchased Shares:

3.01  Due Incorporation, Existence and Corporate Power of the Corporation

      The Corporation is a corporation duly incorporated on May 15, 2006, validly existing and in good standing in its jurisdiction of incorporation. The Corporation has all necessary corporate power and authority to own or lease its properties, to carry on its business as now being conducted by it, to enter into this Agreement and the other agreements to which it is or is to become a party pursuant to the terms hereof and to perform its obligations hereunder and thereunder. The Corporation is not a reporting issuer under applicable securities legislation, there is not a published market for any securities of the Corporation and the number of holders of securities of the Corporation is one (1).

3.02  Title to Purchased Shares

      The Purchased Shares as set out on Schedule 2.01 are, or as of the Effective Date will be, owned by the Vendor as the registered and beneficial owner thereof with a good title thereto, free and clear of all Liens. The Vendor has the right, power and authority to enter into this Agreement and to sell the Purchased Shares as contemplated herein. All rights and powers to vote the Purchased Shares are held exclusively by the Vendor. The Purchased Shares were validly issued, fully paid and non-assessable, were not issued in violation of the terms of any agreement or other understanding, and were issued in compliance with all applicable laws and regulations. The delivery of the Purchased Shares by the Vendor to the Purchaser pursuant to the provisions hereof will transfer to the Purchaser valid title thereto of the Purchased Shares, free and clear of all Liens.

3.03  Qualification to Carry on Business

      The Corporation is duly qualified, licensed or registered to carry on its business as now being conducted in all jurisdictions in which the nature of the business conducted by it or the property owned or leased by it makes such qualification, licensing or registration necessary.

3.04  Authorized Capital of the Corporation

      The authorized capital of the Corporation consists of an unlimited number of common shares, and Schedule 2.01 sets out as at the date hereof and at the Time of Closing, the number of issued and outstanding securities of the Corporation each of which is and will be duly issued and outstanding as fully paid and non-assessable. The Purchased Shares shall at Closing constitute all of the issued and outstanding shares of the capital of the Corporation.

3.05  Options, etc.

      There are, and at Closing there will be, no Security Rights issued by the Corporation relating to any of the unissued shares of the Corporation. Except for the Purchaser's right hereunder, no Person has any option, warrant, right, call, commitment, conversion right, right of exchange or other agreement or any right or privilege issued or granted by the Corporation (whether by law, pre-emptive or contractual) capable of becoming an option, warrant, right, call, commitment, conversion right, right of exchange or other agreement (i) for the purchase from the Vendor of any of the Purchased Shares; or (ii) for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Corporation or of any securities of the Corporation.

      Except for the Purchaser's rights hereunder, no Person has any option, warrant, right, call, commitment, conversion right, right of exchange or other agreement or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an option, warrant, right, call, commitment, conversion right, right of exchange or other agreement for the purchase of any of the Purchased Shares.

3.06  Valid Issuance of Purchased Shares

      The Purchased Shares are validly issued, fully paid and non-assessable, were not issued in violation of the terms of any agreement or other understanding to which the Corporation is a party, and were issued in compliance with all applicable Laws.

3.07  Corporate Records

      The Corporate Records of the Corporation are materially complete and accurate and all corporate proceedings and actions reflected therein have been conducted or taken in compliance with all applicable Laws and with the articles and by-laws of the Corporation, and without limiting the generality of the foregoing, (i) the minute books contain materially complete and accurate minutes of all meetings of the directors and shareholders of the Corporation held since the incorporation thereof, and all such meetings were duly called and held; (ii) the minute books contain all written resolutions passed by the directors and shareholders of the Corporation and all such resolutions were duly passed; (iii) the share certificate books, register of shareholders and register of transfers of the Corporation are materially complete and accurate, and all such transfers have been duly completed and approved; and (iv) the registers of directors and officers are materially complete and accurate and all former and present directors and officers of the Corporation were duly elected or appointed as the case may be.

3.08  Validity of Agreement

      (1) The Corporation has all necessary corporate power and authority to enter into and perform its obligations under this Agreement and the Ancillary Agreements to which it is a party.

      (2) The execution, delivery and performance by the Corporation of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated thereby: (a) have been duly authorized by all necessary corporate action on the part of the Corporation; and
(b) do not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition) result in a violation or a breach of, or a default under or give rise to a right of termination, amendment or cancellation or the acceleration of any obligation under (i) any charter, by-law or trust deed instruments of the Corporation; (ii) any contracts or instruments to which the Corporation is a party or by which the Corporation is bound; or
(iii) of any Laws applicable to the Corporation.

      (3) The execution, delivery and performance by the Vendor of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated thereby do not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition) result in a violation or a breach of, or a default under or give rise to a right of termination, amendment or cancellation or the acceleration of any obligation under any contracts or instruments to which the Vendor is a party or by which the Vendor is bound or of any Laws applicable to the Vendor.

      (4) This Agreement and any Ancillary Agreement to which the Corporation and Vendor are a party constitute legal, valid and binding obligations of the Corporation and Vendor enforceable against them in accordance with their respective terms.

3.09  Restrictive Documents

      Neither the Corporation nor the Vendor are subject to, or a party to, any charter, by-law or trust deed restriction, any Law, any Claim, any contract or instrument, any Lien or any other restriction of any kind or character which would prevent the consummation of the transactions contemplated by this Agreement or compliance by the Corporation and Vendor with the terms, conditions and provisions hereof or the continued operation of the Business after the date hereof or the Effective Date on substantially the same basis as heretofore operated or which would restrict the ability of the Purchaser to acquire any of the Purchased Shares.

3.10  Title to Assets

      The Corporation has good title to and has legal and beneficial ownership of all of the assets and property used in connection with the Business free and clear of all Liens.

3.11  Absence of Changes

      Except as provided for in Schedule 3.11, the Corporation has not:

      (a) issued, sold, pledged, hypothecated, leased, disposed of, encumbered or agreed to issue, sell, pledge, hypothecate, lease, dispose of or encumber any shares or other corporate securities or any right, option or warrant with respect thereto;

      (b)   amended or proposed to amend their respective Articles or by-laws;

      (c) split, combined or reclassified any of their respective securities or made any Distribution;

      (d) suffered any loss relating to litigation or been threatened with litigation;

      (e) entered into or amended any employment contracts with any director, officer or senior management employee, created or amended any employee benefit plan, profit sharing, deferred compensation, phantom stock option, stock option, employee stock purchase, bonus, retirement, health or insurance plan, made any increases in the base compensation, bonuses, paid vacation time allowed or fringe benefits for its directors, officers, employees or consultants, except for increases in compensation pursuant to established compensation policies of the Corporation applied on a basis consistent with that of the prior year;

      (f) suffered any change in the established business relationship of the Corporation with any customer or distributor or supplier;

      (g) suffered damage, destruction or other casualty, loss, or forfeiture of, any property or assets, whether or not covered by insurance;

      (h) entered into any contract, commitment or agreement under which it has outstanding Indebtedness for borrowed money or for the deferred purchase price of property (other than such property acquired in the ordinary course of business consistent with past practice), or has the right or obligation to incur any such Indebtedness or obligation, or made any loan or advance to any Person other than advances to employees for business expenses or in connection with the existing employee share purchase plans of the Corporation in the ordinary course of business consistent with past practice;

      (i) acquired or agreed to acquire (by tender offer, exchange offer, merger, amalgamation, acquisition of shares or assets or otherwise) any Person, corporation, partnership, joint venture or other business organization or division or acquired or agreed to acquire any material assets;

      (j)   made any capital expenditures in excess of $5,000;

      (k)   entered  into  any  material  contracts   regarding  their  business
            operations,   including  joint   ventures,   partnerships  or  other
            arrangements;

      (l) entered into any interest rate swap, currency swap, option or other rate fixing agreement for a financial transaction or entered into any forward sale agreement for commodities;

      (m) created any stock option or bonus plan, paid any bonuses, deferred or otherwise, or deferred any compensation to any of its directors, officers or employees other than such payments made in the ordinary course of business consistent with past practice;

      (n)   made any material change in accounting procedures or practices;

      (o)   mortgaged,   hypothecated   or  pledged  any  of  their   respective
            properties or assets, tangible or intangible, or subjected them to any Liens;

      (p) disposed of or permitted to lapse any rights to the use of any patent, trademark, service mark, logo, trade name or copyright, or disposed of or disclosed (without appropriate confidentiality protection) to any Person any trade secret, formula, process, method or know-how not theretofore a matter of public knowledge;

      (q) transferred any assets to any shareholder or any of their Affiliates or assumed any Indebtedness from any shareholder or any of their Affiliates or participated in any other related party transaction that has not been disclosed in writing to the Purchaser;

      (r) entered into any other material transaction, or any amendment of any contract, lease, agreement or license which is material to its business; or

      (s) entered into any agreement or understanding to do any of the foregoing;

3.12  Compliance with Laws

      The Corporation is conducting the Business in compliance with all applicable Laws of each jurisdiction in which the Business is carried on, except for acts of non-compliance which in the aggregate are not material.

3.13  Environmental Compliance

      The Corporation has at all times received, handled, generated, used, stored, deposited, labeled, handled, treated, documented, transported and disposed of any Hazardous Substances in compliance with all, and there is no circumstance or condition which would subject the Corporation to any material liability under, any applicable Environmental Laws, health or safety Laws, approvals or Authorizations.

3.14  Authorizations

      The Corporation owns, holds, possesses or lawfully uses in the operation of the Business, all Authorizations which are in any manner necessary to conduct the Business as presently or previously conducted or for the ownership and use of its assets and property, free and clear of all Liens and in compliance with all Laws applicable thereto. The Corporation is not in default, nor has it received any notice of any Claim in default, with respect to any such Authorizations. All such Authorizations are renewable by their terms or in the ordinary course of business without the need for the Corporation to comply with any special qualification or procedures or to pay any amounts other than routine filing fees. None of such Authorizations will be adversely affected by the consummation of the transactions contemplated hereby.

3.15  No Options, Etc.

      No Person has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming such for the purchase from the Corporation of any of its assets or property.

3.16  Real Property

      The Corporation has not previously owned, nor is it currently the owner of, or under any agreement or option to own or lease, any real property or any interest therein..

3.17  Material Contracts

      The Corporation is not a party to or bound by:

      (a) any employment agreement, bonus, deferred compensation, pension, profit sharing, stock option, phantom stock plan, employee stock purchase, health, insurance, retirement or other employee benefit plan, any collective agreements or any agreement (oral or written) providing for compensation to be paid to any employee consequent upon the sale of any substantial portion of outstanding shares in the capital of the Corporation;

      (b)   any agreement or commitment relating to the borrowing of money;

      (c)   any agreement or commitment relating to capital expenditures;

      (d) any loan or advance to, or investment in, any other Person or any agreement or commitment relating to the making of any such loan, advance or investment;

      (e) any bonds, debentures, mortgages, notes or other similar indebtedness or liabilities whatsoever or any agreement to create or issue any bonds, debentures, mortgages, notes or other similar indebtedness;

      (f) any performance bond, indemnity, guarantee or other contingent liability in respect of any indebtedness or obligation of any Person;

      (g) any management, consulting or any other similar agreement or commitment;

      (h) any agreement or commitment limiting the freedom of the Corporation or any successor owner of the Corporation, the Business or the property and assets of the Corporation to engage in any line of business or to compete with any other Person;

      (i)   any  licensing  or  other   agreement  or  commitment   relating  to
            intellectual property used by the Corporation in the conduct of the Business;

      (j) any agreements or commitments entered into in the ordinary course of the Business involving an aggregate amount of more than $5,000 which is not cancellable without penalty within thirty (30) days;

      (k) any agreement or commitment not entered into in the ordinary course of the Business; and

      (l)   any agreement or arrangement with any Person with whom either of the
            Corporation  or  the  Vendor  (or  their  directors,   officers  and
            employees) does not deal at arm's length.

3.18  Subsidiaries and Investments

      The Corporation does not have any subsidiaries and does not own or hold of record or beneficially own or hold any shares of any class of the capital of any corporation or any legal or beneficial ownership interest in any general or limited partnership, business trust, limited liability company, joint venture or any other unincorporated trade or business enterprise.

3.19  Books and Records

      All Books and Records of the Corporation have been fully, properly and accurately kept and, where required, completed in accordance with GAAP and there are no material inaccuracies or discrepancies of any kind contained or reflected therein. The records, systems, controls, data or information of the Corporation are not recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Corporation.

3.20  Third Party Guarantees

      The Corporation is not a party to or bound by any agreement or guarantee, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any Person.

3.21  No Undisclosed Liabilities

      The Corporation does not have any liabilities, expense, claim, deficiency, guarantee or endorsement of any type whatsoever, contingent, contractual or otherwise other than those set out in Schedule 3.21.

3.22  Indebtedness and Accounts Payable

      Except as set forth in the Financial Statements, the Corporation has not incurred any Indebtedness, since the date of the Financial Statements. The Corporation is not indebted to any of its directors, officers, employees or consultants.

3.23  Capital Expenditures

      No capital expenditures exceeding in the aggregate $5,000 have been made or authorized by the Corporation except in the ordinary course of business since the date of the Financial Statements.

3.24  Employees

      The Corporation is in compliance with all Laws respecting employment and employment practices, terms and conditions of employment, pay equity and wages and hours and neither has nor is engaged in any unfair labour practice.

3.25  Litigation

      Except as set forth in Schedule 3.25, there is no action, suit or proceeding, at law or in equity, by any Person, nor any arbitration, administrative or other proceeding by or before (or to the best knowledge of the Vendor or the Corporation any investigation by) any Governmental Entity pending, or, to the best of the knowledge of the Vendor or the Corporation, threatened against or affecting the Corporation or any of its properties, rights or assets. The Corporation is not subject to any judgment, order or decree entered in any lawsuit or proceeding.

3.26  Taxes

      Except as set forth in Schedule 3.26:

      (a) the Vendor has duly and timely filed all required tax returns and has paid all taxes required to be paid by it on or prior to the
            Closing, and such tax returns correctly reflected the facts regarding the income, business, operations and any other required information. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax returns or payment of any taxes; there are no investigations, examinations, reassessments, claims, actions, suits or proceedings threatened or pending against the Vendor in respect of any taxes, nor are there any matters under discussion with any federal, provincial, state or local government or taxing authority, relating to any taxes imposed, levied or assessed by any such government or authority;

      (b) the Vendor has withheld from payments made to employees, directors, officers or shareholders all amounts which it is required to withhold or deduct by law and has duly remitted such amounts within the time and in the manner required by law;

      (c) the Vendor has filed all necessary tax returns in the states in which it has conducted business;

      (d) the Vendor is not a party to nor has any obligations under any tax-sharing, tax indemnity or tax allocation agreement or arrangement. The Vendor has no liability for the taxes of any person (other than Vendor) under Section 1.1502-6 of the treasury regulations under the Code (or any similar provisions of state, local or foreign law) as the transferee or successor, by contract or otherwise;

      (e) There are no liens for taxes (other than for current taxes not yet due and payable) upon any of the Vendor's assets;

      (f) As used herein, "tax or taxes" means all taxes (including estimated taxes), assessments, reassessments, charges, levies and all other imposts, together with all interest, penalties and fines thereon or additions thereto, of whatever kind or nature, including without limitation, income, sales, employment (including social security and unemployment) and franchise, imposed, levied or assessed by any federal, state, provincial or local government or taxing authority, and including any transferee or secondary liability in respect of any tax (whether imposed by law, contractual agreement or otherwise); and "tax returns" means all federal, state or local tax reports, returns, declarations of estimated tax or other information required to be filed with respect to the Vendor, its income, properties and business.

3.27  No Limitations

      There is no non-competition, non-solicitation, exclusivity or other similar agreement, commitment or understanding in place, whether written or oral, to which the Corporation or the Vendor or, to the knowledge of the Corporation and Vendor, any director, officer, employee or consultant or any Affiliate of such Persons, is a party or is otherwise bound that would now or hereafter, in any way limit the Business or operations of the Corporation: (a) in a particular manner or to a particular locality or geographic region, or (b) for a limited period of time.

3.28  Bank Accounts and Powers of Attorney

      The Corporation has no bank accounts or safe deposit boxes, nor do any persons hold powers of attorney from the Corporation.

                                   ARTICLE 4
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Representations and Warranties of the Purchaser. The Purchaser represents and warrants as follows to the Vendor and acknowledges and confirms that the Vendor are relying on such representations and warranties in connection with the sale by the Vendor of the Purchased Shares:

4.01  Due Incorporation and Existence

      The Purchaser is a corporation incorporated, validly existing and in good standing under the laws of the State of Nevada. The Purchaser has all necessary corporate power and authority to own or lease its properties and to carry on its business as now being conducted by it.

4.02  Validity of Agreement

      (1) The Purchaser has all necessary corporate power and authority to enter into and perform its obligations under this Agreement and the Ancillary Agreements to which it is a party.

      (2) The execution, delivery and performance by the Purchaser of this Agreement and the Ancillary Agreements to which they are a party or to which either is a party and the consummation of the transactions contemplated thereby: have been duly authorized by all necessary corporate action on the part of the Purchaser; and do not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition) result in a violation or a breach of, or a default under or give rise to a right of termination, amendment or cancellation or the acceleration of any obligation under (i) any charter, by-law or trust deed instruments of the Purchaser as applicable; (ii) any contracts or instruments to which the Purchaser is a party or by which the Purchaser is bound; or (iii) of any Laws applicable to them.

      (3) This Agreement and any Ancillary Agreement to which the Purchaser is a party constitute legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with their respective terms.

4.03  Restrictive Documents

      The Purchaser is not subject to, or a party to, any charter, by-law or trust deed restriction, any Law, any Claim, any contract or instrument, any Lien or any other restriction of any kind or character which would prevent the consummation of the transactions contemplated by this Agreement or compliance by the Purchaser with the terms, conditions and provisions hereof.

                                   ARTICLE 5
                      PRE-CLOSING COVENANTS OF THE PARTIES

5.01  Pre-Closing Activities

      During the period from the date hereof until the Effective Date, the Vendor will use commercially reasonable efforts to cause the Corporation to conduct its Business in the ordinary course thereof, unless the Corporation has obtained the prior written consent of the Purchaser to do otherwise. Without limiting the generality of the foregoing, the Vendor will cause:

      (1) the Corporation to continue to maintain and service the assets used in the conduct of the Business in the same manner as has been its consistent past practice;

      (2) the Corporation to conduct the Business in such a manner that on the Effective Date the representation and warranties of the Vendor contained herein shall be true, correct and complete as if such representations and warranties were made on and as of such date; and

      (3) the Corporation not to enter into any material contracts prior to the Time of Closing, unless the Corporation has obtained the prior written consent of the Purchaser.

5.02  Due Diligence Investigations

      (1) The Vendor and the Corporation (i) shall permit the Purchaser and its employees, agents, counsel, accountants or other representatives, between the date hereof and the Time of Closing, without undue interference to the ordinary conduct of the Business, to have reasonable access during normal business hours and upon reasonable notice to the Corporation, all of its assets and property, the Business and any other information, including accounting records, corporate records and tax records and returns whether retained by the Vendor, the Corporation or otherwise; and (ii) shall furnish to the Purchaser or its employees, agents counsel, accountants, or other representatives such financial and operating data and other information with respect to the assets and property of the Corporation and the Business as the Purchaser shall from time to time reasonably request.

      (2) No investigations made by or on behalf of a party hereto, whether under Section 6.02 or any other provision of this Agreement or any Ancillary Agreement, shall have the effect of waiving, diminishing the scope of or otherwise affecting any representation or warranty made in this Agreement or any Ancillary Agreement.

5.03  Actions to Satisfy Closing Conditions

      Each of the Parties hereby agrees to take all such actions as are within its power to control and to use its commercially reasonable efforts to cause other actions to be taken which are not within its power to control, so as to ensure compliance with all of the conditions set forth in Article 6.

5.04  Transfer of the Purchased Shares

      The Vendor shall take all necessary and reasonable steps and proceedings to permit good title to its respective Purchased Shares to be duly and validly transferred and assigned to the Purchaser at the Time of Closing, free of all Liens.

5.05  Filings and Authorizations

      The Vendor and the Purchaser, as promptly as practicable after the execution hereof, (i) will make, or cause to be made, all such filings and submissions under all Laws applicable to it, as may be required for it to consummate the purchase and sale of the Purchased Shares in accordance with the terms of this Agreement; (ii) will use all reasonable efforts to obtain, or cause to be obtained, all Authorizations, approvals, consents and waivers from all Persons and Governmental Entities necessary or advisable to be obtained by it in order to consummate such transfer; and (iii) will use all reasonable commercial efforts to take, or cause to be taken, all other actions necessary, proper or advisable in order for it to fulfill its obligations hereunder. The Vendor and the Purchaser will coordinate and cooperate with one another in exchanging such information and supplying such assistance as may be reasonably requested by each in connection with the foregoing.

5.06  Notice of Untrue Representation or Warranty

      The Vendor or the Corporation, as the case may be, shall promptly notify the Purchaser upon any representation or warranty of the Vendor or the Corporation contained in this Agreement or any Ancillary Agreement becoming untrue or incorrect prior to the Time of Closing.

                                   ARTICLE 6
                              CONDITIONS OF CLOSING

6.01  Conditions for the Benefit of the Purchaser

The purchase and sale of the Purchased Shares is subject to the following conditions to be fulfilled or performed at or prior to the Time of Closing, which conditions are for the exclusive benefit of the Purchaser and may be waived in whole or in part by the Purchaser in its sole discretion:

      (1) Truth of Representations and Warranties of the Vendor. The representations and warranties of the Vendor contained in this Agreement and in the Ancillary Agreements shall be true and correct as of the Effective Date with the same force and effect as if such representations and warranties had been made on and as of such date, and the Vendor shall also have executed and delivered a certificate to that effect. The receipt of such evidence and the Closing shall not be a waiver of the representations and warranties of the Vendor which are contained in this Agreement. Upon the delivery of such certificates, the representations and warranties of the Vendor in Articles 3 shall be deemed to have been made on and as of the Effective Date with the same force and effect as if made on and as of such date.

      (2) Performance of Covenants by the Vendor. The Vendor and the Corporation shall have fulfilled or complied with all covenants herein contained to be performed or caused to be performed by them at or prior to the Time of Closing, and the Vendor and the Corporation shall each have delivered a certificate to that effect. The receipt of such certificates and the Closing shall not be a waiver of the covenants of the Vendor and the Corporation which are contained in this Agreement.

      (3) Consents and Authorizations. All required consents and authorizations shall have been obtained on terms acceptable to the Purchaser, acting reasonably, in order to permit the Closing of the sale of the Purchased Shares on the terms and conditions set out in this Agreement without adversely affecting, or resulting in the violation or a breach of or a default under or any termination, cancellation, amendment or acceleration of any obligation under any licence, permit, lease or contract in connection with the Business.

      (4) Legality; Governmental and Other Authorizations. The purchase of the Purchased Shares shall not be prohibited by any law or governmental order or regulation or by any order, decree or judgment of any court of competent jurisdiction nor shall any Person have initiated any action or proceeding before any court or governmental body seeking damages or other remedies against the Purchaser for having entered into this Agreement and/or seeking to enjoin the Purchaser from consummating the transactions contemplated by this Agreement. All necessary material consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with any governmental or administrative agency or any other Person, with respect to any of the transactions contemplated by this Agreement shall have been duly obtained or made by the Corporation or the Vendor on terms and conditions satisfactory to the Purchaser, acting reasonably, and shall be in full force and effect.

      (5) Deliveries. The Vendor shall have delivered or caused to be delivered to the Purchaser the following in form and substance satisfactory to the Purchaser, acting reasonably:

      (a) share certificates representing the Purchased Shares duly endorsed in blank for transfer, or accompanied by irrevocable security transfer powers of attorney duly executed in blank, in either case by the holders of record thereof;

      (b) certified copies of (i) the charter documents and extracts from the by-laws of the Corporation; (ii) all resolutions of the board of directors of the Corporation approving the entering into of this
            Agreement and the completion of all transactions contemplated hereunder; (iii) all other instruments evidencing necessary corporate action of the Corporation with respect to such matters; and (iv) specimen signatures of the officers of the Corporation;

      (c)   a  certificate  of  status,   compliance,   good  standing  or  like
            certificate with respect to the Corporation issued by appropriate government officials of the jurisdiction of its incorporation;

      (d) a favourable opinion of counsel to the Corporation in a form acceptable to the Purchaser;

      (e) all originals of the Corporate Records of the Corporation and access to the said Corporate Records; and

      (f) evidence that all necessary steps and proceedings as approved by counsel for the Purchaser, acting reasonably, to permit all of the Purchased Shares to be fully and validly transferred to the Purchaser or its nominee(s) have been taken.

      (6) Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and any Ancillary Agreement shall be reasonably satisfactory in form and substance to the Purchaser and the Purchaser shall have received copies of all such instruments and other evidence as it may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

      (7) Change in Law. Since the date hereof, to the best knowledge of the Purchaser, without further investigation, no Law, proposed Law, any change in any Law, or the interpretation or enforcement of any Law shall have been introduced, enacted or announced (including the introduction, enactment or announcement of any Law respecting taxes or environmental matters or any change therein or in the interpretation or enforcement thereof), the effect of which will be to prevent the closing of the transactions contemplated herein or to increase materially (i) the cost to the Purchaser of the completion of the transactions contemplated in this Agreement; or (ii) the cost of the Corporation of operating the Business after Closing on substantially the same basis as heretofore operated.

If any condition, obligation or covenant of the Vendor or the Corporation to be performed hereunder or under any Ancillary Agreement at or prior to the Time of Closing shall not have been fulfilled or performed by such time, the Purchaser may terminate this Agreement by notice in writing to the Vendor, and in such event the Parties shall be released from all obligations hereunder.
Notwithstanding the foregoing, the Purchaser shall be entitled to waive compliance with any of such conditions, obligations or covenants in whole or in part if it sees fit to do so without prejudice to any of its rights of termination in the event of non-performance of any other condition, obligation, or covenant in whole or in part.

6.02  Conditions for the Benefit of the Vendor

      The purchase and sale of the Purchased Shares is subject to the following conditions to be fulfilled or performed at or prior to the Time of Closing, which conditions are for the exclusive benefit of the Vendor and may be waived by the Vendor in his sole discretion:

      (1) Truth of Representations and Warranties of the Purchaser. The representations and warranties of the Purchaser contained in this Agreement or in any Ancillary Agreement shall be true and correct as of the Effective Date with the same force and effect as if such representations and warranties had been made on and as of such date, and the Purchaser shall also have executed and delivered a certificate of a senior officer to that effect. The receipt of such evidence and the Closing shall not be a waiver of the representations and warranties of the Purchaser which are contained in this Agreement. Upon the delivery of such certificates, the representations and warranties of the Purchaser in Article 5 shall be deemed to have been made on and as of the Effective Date with the same force and effect as if made on and as of such date.

      (2) Performance of Covenants by the Purchaser. The Purchaser shall have fulfilled or complied with all covenants herein contained to be performed or caused to be performed by it at or prior to the Time of Closing, and the Purchaser shall have delivered a certificate of a senior officer to that effect. The receipt of such certificate and the Closing shall not be a waiver of the covenants of the Purchaser which are contained in this Agreement.

      (3) Deliveries. The Purchaser shall have delivered or caused to be delivered to the Vendor the following in form and substance satisfactory to the Vendor, acting reasonably all necessary assurances, transfers, assignments and consents, including all necessary consents, and any other instruments necessary or reasonably required to effectively carry out the intent of this Agreement and any Ancillary Agreement and to transfer the agreed upon consideration to the Vendor, free and clear of all Liens.

      (4) Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and any Ancillary Agreement shall be reasonably satisfactory in form and substance to the Vendor and the Vendor shall have received copies of all such instruments and other evidence as it may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

      (5) Change in Law. Since the date hereof, to the best knowledge of the Purchaser, without further investigation, no Law, proposed Law, any change in any Law, or the interpretation or enforcement of any Law shall have been introduced, enacted or announced (including the introduction, enactment or announcement of any Law respecting taxes or environmental matters or any change therein or in the interpretation or enforcement thereof), the effect of which will be to prevent the closing of the transactions contemplated herein or to increase materially (i) the cost to the Vendor of the completion of the transactions contemplated in this Agreement; or (ii) the cost of the Corporation of operating the Business after Closing on substantially the same basis as heretofore operated.

If any condition, obligation or covenant of the Purchaser to be performed hereunder or under any Ancillary Agreement at or prior to the Time of Closing shall not have been fulfilled or performed by such time, the Vendor may terminate this Agreement by notice in writing to the Purchaser, and in such event the Vendor and the Purchaser shall be released from all obligations hereunder. The Vendor shall be entitled to waive compliance with any of such conditions, obligations or covenants in whole or in part if it sees fit to do so without prejudice to any of its rights of termination in the event of non-performance of any other condition, obligation, or covenant in whole or in part.

                                   ARTICLE 7
                                     CLOSING

7.01  Closing Procedures

      Subject to satisfaction or waiver by the relevant Party of the conditions of Closing set forth herein, at the Time of Closing the Vendor shall deliver actual possession of the Purchased Shares and the requisite instruments of conveyance and upon such delivery the Purchaser shall pay or satisfy the consideration payable in accordance with Article 2. The transfer of possession of the Purchased Shares shall be deemed to take effect as at the Time of Closing.

                                   ARTICLE 8
             SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNITIES

8.01  Survival of Representations and Warranties

      (1) The representations and warranties of the Vendor contained in this Agreement and in the Ancillary Agreements shall survive the Closing and, notwithstanding such or any investigation made by or on behalf of the Purchaser, shall continue in full force and effect for the benefit of the Purchaser for a period of 36 months or such longer applicable statute of limitation period from the Effective Date and any Claim in respect thereof (except a Claim based on tax matters under Section 3.26 which shall continue until the expiry of seven years from the Effective Date or a Claim based on ownership of the Purchased Shares which shall continue indefinitely) shall be made in writing within such time period.

      (2) The representations and warranties of the Purchaser contained in this Agreement or in any Ancillary Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of any of the Vendor, shall continue in full force and effect for the benefit of the Vendor for a period of 36 months from the Effective Date and any Claim in respect thereof shall be made in writing within such time period.

8.02  Indemnification in Favour of the Purchaser

      (1) the Vendor agrees to indemnify and save each of the Purchaser, and its shareholders, directors, officers, employees, agents and representatives, (in respect of whom the Purchaser hereby acts as agent and trustee with respect thereto) harmless of and from any Claim or Loss suffered by, imposed upon or asserted against the Purchaser or the Corporation as a result of, in respect of, connected with or arising out of, under or pursuant to:

      (a) any failure of the Vendor to perform or fulfill any covenant of the Vendor under this Agreement or any Ancillary Agreement;

      (b) subject to the limitations set forth in Section 8.01 hereof, any breach, default or inaccuracy of any representation or warranty given by the Purchaser or the Corporation or any document delivered pursuant hereto contained in this Agreement or in any Ancillary Agreement; and

      (c) notwithstanding any disclosures with respect thereto, a claim by the former employer of the Vendor (or any party related to such former employer) where such claim is based on the Vendor's employment or other involvement with the Corporation in competition to the activities of said former employer.

8.03  Indemnification in Favour of the Vendor

      The Purchaser shall indemnify and save each of the Vendor harmless of and from any Claim or Loss suffered by, imposed upon or asserted against the Vendor as a result of, in respect of, connected with or arising out of, under or pursuant to:

                  (a) any  failure by the  Purchaser  to perform and fulfill any covenant of the Purchaser under this Agreement or any Ancillary Agreement; or

                  (b) subject to the limitation period set forth in Section 8.01 hereof, any breach or inaccuracy of any representation or warranty given by the Purchaser or any document delivered pursuant hereto contained in this Agreement or in any Ancillary Agreement.

8.04  Indemnification Proceedings

      (1) Any Party seeking indemnification under this Article (the "indemnified party") shall forthwith notify the Party against whom a Claim for indemnification is sought hereunder (the "indemnifying party") in writing, which notice shall specify, in reasonable detail, the nature and estimated amount of the Claim. If a Claim by a third party is made against an indemnified party, and if the indemnified party intends to seek indemnity with respect thereto under this Article, the indemnified party shall promptly (and in any case within 30 days of such Claim being made) notify the indemnifying party of such with reasonable particulars. The indemnifying party shall have 30 days after receipt of such notice to undertake, conduct and control, through counsel of its own choosing and at its expense, the settlement or defence thereof, and the indemnified party shall cooperate with it in connection therewith; except that with respect to settlements entered into by the indemnifying party (i) the consent of the indemnified party shall be required if the settlement provides for equitable relief against the indemnified party, which consent shall not be unreasonably withheld or delayed; and (ii) the indemnifying party shall obtain the release of the indemnified party. If the indemnifying party undertakes, conducts and controls the settlement or defence of such Claim (i) the indemnifying party shall permit the indemnified party to participate in such settlement or defence through counsel chosen by the indemnified party, provided that the fees and expenses of such counsel shall be borne by the indemnified party; and (ii) the indemnifying party shall promptly reimburse the indemnified party for the full amount of any loss resulting from any Claim and all related expenses (other than the fees and expenses of counsel as aforesaid) incurred by the indemnified party. The indemnified party shall not pay or settle any Claim so long as the indemnifying party is reasonably contesting any such Claim in good faith on a timely basis. Notwithstanding the two immediately preceding sentences, the indemnified party shall have the right to pay or settle any such Claim, provided that in such event it shall waive any right to indemnity therefor by the indemnifying party.

      (2) With respect to third party Claims, if the indemnifying party does not notify the indemnified party within 30 days after the receipt of the indemnified party's notice of a Claim of indemnity hereunder that it elects to undertake the defence thereof, the indemnified party shall have the right, but not the obligation, to contest, settle or compromise the Claim in the exercise of its reasonable judgment at the expense of the indemnifying party, provided that any such settlement or compromise shall be subject to the prior written consent of the indemnifying party, such consent not to be unreasonably withheld.

      (3) In the event of any Claim by a third party against an indemnified party, the defence of which is being undertaken and controlled by the indemnifying party, the indemnified party will use all reasonable efforts to make available to the indemnifying party those employees whose assistance, testimony or presence is necessary to assist the indemnifying party in evaluating and in defending any such Claims; provided that the indemnifying party shall be responsible for the expense associated with any employees made available by the indemnified party to the indemnifying party hereunder, which expense shall be equal to an amount to be mutually agreed upon per person per hour or per day for each day or portion thereof that such employees are assisting the indemnifying party and which expenses shall not exceed the actual cost to the indemnified party associated with such employees.

      (4) With respect to third party Claims, the indemnified party shall make available to the indemnifying party or its representatives on a timely basis all documents, records and other materials in the possession of the indemnified party, at the expense of the indemnifying party, reasonably required by the indemnifying party for its use in defending any Claim and shall otherwise cooperate on a timely basis with the indemnifying party in the defence of such Claim.

      (5) With respect to any re-assessment for income, corporate, sales, excise, or other tax or other liability enforceable by Lien against the property of the indemnified party, the indemnifying party's right to so contest shall only apply after such payment of such re-assessment or the provision of such security as is necessary to avoid an Lien being placed on the property of the indemnified party.

      (6) The rights of indemnification contained in this Article 8 are cumulative and are in addition to every other right or remedy of the Parties contained in this Agreement.

      (7) To fund, in part or in whole, any claims made by the Purchaser under this Article 8 against the Vendor, the Vendor agrees that the Purchaser shall be entitled to set-off against any amounts owing by it to the Vendor, provided that any such set-off shall be made in accordance with this subection 8.04(7). The Purchaser shall provide 5 days prior written notice of its intention to claim set-off under this section, and such written notice shall include all available particulars of the claim and a detailed calculation of the Purchaser's estimate of amounts owing to it under this Article 8. The amount of the proposed set-off shall represent a bona fide estimate of the quantum of damages to which the Purchaser claims entitlement under this Article 8. Pending final resolution of any disputed claim made by the Purchaser under this Section 10.6, the Purchaser shall be entitled to withhold the amount of such claim from any payment of due to the Vendor. If the Purchaser and the Vendor are unable to agree as to the appropriate quantum to be set off by the Purchaser, the matter shall be settled in accordance with the provisions of Article 10.

                                   ARTICLE 9
                             POST-CLOSING COVENANTS

9.01  Access to Books and Records

      For a period of six (6) years from the Effective Date or for such longer period as may be required by applicable Law, the Purchaser covenants and agrees to retain all original accounting books and records relating to the Corporation for the period prior to the Effective Date. So long as any such books and records are retained by the Purchaser pursuant to this Agreement, the Vendor shall have the reasonable right to inspect and to make copies (at their own expense) of the same at any time upon reasonable request during normal business hours and upon reasonable notice for any proper purpose and without undue interference to the business operations of the Purchaser. The Purchaser shall have the right to have its representatives present during any such investigations.

9.02  Further Assurances

      From time to time subsequent to the Effective Date, each Party shall at the request of any other Party execute and deliver such additional conveyances, transfers and other assurances as may be reasonably required effectively to carry out the intent of this Agreement and any Ancillary Agreement and to transfer the Purchased Shares to the Purchaser.

9.03  Securities Law Compliance Certificate

      The Vendor agrees and covenants that, from time to time subsequent to the Effective Date, the Vendor shall provide to the Purchaser such certificates regarding the conduct of the business and/or financial information of the Corporation prior to the Closing as the Purchaser may reasonably require from the Vendor to enable the Purchaser's Chief Executive Officer and Chief Financial Officer (and such other executive officers of the Purchaser) to execute and deliver such certificates (the "Officers' Certificates") as they are required to execute and file with the Securities & Exchange Commission under Sarbanes-Oxley of 2002 Act (or such other Acts as may be adopted) when such Officers' Certificates include or, in part, are based upon the conduct of the business and/or the financial information of the Corporation prior to the Closing. The Vendor agree that this Covenant shall survive for a period of six years from the Effective Date or for such longer period as may be required by applicable Law.

                                   ARTICLE 10
                                   ARBITRATION

10.01 Best Endeavours to Settle Disputes

      In the event of any dispute, claim, question or difference arising out of or relating to this Agreement or any agreement executed pursuant to this Agreement or any breach hereof, the parties hereto shall use their best endeavours to settle such dispute, claim, question or difference. To this effect, they shall consult and negotiate with each other, in good faith and understanding of their mutual interests, to reach a just and equitable solution satisfactory to all parties.

10.02 Arbitration

      Any disputes or claims arising out of or from this Agreement or any Ancillary Agreement shall be finally settled by binding arbitration in Chicago, Illinois in accordance with the then-current rules and procedures of the American Arbitration Association. The arbitration shall be adjudicated by one
(1) arbitrator mutually designated by the Parties or appointed by the American Arbitration Association if the parties fail to so designate an arbitrator. Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction. The Parties agree that, any provision of applicable law notwithstanding, they will not request and the arbitrator shall have no authority to award punitive or exemplary damages against any Party. Without limiting the generality of this Section 10.02, any party may seek temporary or preliminary injunctive relief in a court of competent jurisdiction, but any permanent injunctive relief shall be resolved by arbitration according to this section 10.02. The arbitrator shall have the authority to issue injunctive relief, including a permanent or final injunction, and such orders may be confirmed as enforceable judgments in a court of competent jurisdiction.

                                   ARTICLE 11
                          TERMINATION AND MISCELLANEOUS

11.01 Termination

      This   Agreement  may  be  terminated  by  written  notice  given  by  the terminating  party to the other parties hereto, at any time prior to the Time of
Closing:

      (a)   by mutual written consent of the Vendor and the Purchaser; or

      (b) by either the Vendor or the Purchaser if the Closing has not occurred on or before May 31, 2006 provided that the terminating party has not willfully been the cause of the delay; or

      (c) by either the Vendor or the Purchaser if a final and non-appealable order shall have been entered in any action or proceeding before any governmental authority or agency either prevents or makes illegal the consummation of the transaction or, by the Purchaser, if such order materially affects in an adverse way the benefit of the transaction to the Purchaser.

In the event of the termination of this Agreement as provided in this Section 11.01, this Agreement shall forthwith have no further force or effect and there shall be no obligation on the part of the parties hereunder. In the event of such termination, no party shall have any other liability for any breach of this Agreement, except for a breach arising from the fraud or willful misconduct of such party.

11.02 Notices

      Any notice, direction or other instrument required or permitted to be given hereunder shall be in writing and given by delivering or sending it by telecopy or other similar form of communication addressed:

      (1)   to the Purchaser at:

            TelePlus Enterprises, Inc.
            7575 Transcanada
            Suite 305
            St. Laurent, Quebec H4T 1V6
            Canada

      With Copy to:

            Jerold N. Siegan
            Arnstein & Lehr LLP
            120 S. Riverside Plaza
            12th Floor
            Chicago, Illinois 60606
            312-876-7874 (phone)
            312-876-6274 (fax)

      (2)   to the Vendor at:

            Rich Stupansky
            17806 Lake Ave.
            Lakewood, Ohio 44107
            Telephone : 216-221-5767
            Facsimile : 216-221-0773

      with a copy to:

            Buckley King
            1400 Fifth Third Center
            600Superior Ave. East
            Cleveland, Ohio 44114
            Attention:  Russell Kornblut
            Telephone: 216-363-1400
            Telecopier: 216-579-1020

Any such notice, direction or other instrument given as aforesaid shall be deemed to have been effectively given, if sent by telecopier or other similar form of telecommunications on the next Business Day following such transmission or, if delivered, to have been received on the date of such delivery. Any Party may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to the party at its changed address.

11.03 Publicity

      Save as required by Law or by any stock exchange, none of the Parties shall issue any press release or make any other public statement or announcement relating to or connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior written approval of the other Parties to the contents and the manner of presentation and publication thereof. If disclosure is required by Law or by any stock exchange, the disclosing Party shall consult in advance with the other Parties and attempt in good faith to reflect such other Parties' concerns in the required disclosure.

11.04 Time of the Essence

      Time shall be of the essence of this Agreement.

11.05 Brokers

      The Vendor shall indemnify and save harmless the Purchaser from and against any Claims whatsoever for any commission or other remuneration payable or alleged to be payable to any broker, agent or other intermediary who purports to act or have acted for the Vendor.

11.06 Enurement

      This Agreement shall enure to the benefit of and be binding upon each of the Parties, their successors and any permitted assigns.

11.07 Counterparts

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

11.08 Assignment

      Except as provided in this section, none of the rights or obligations hereunder shall be assignable or transferable by any Party without the prior written consent of the other Parties. The Purchaser shall be entitled after the Time of Closing, upon giving written notice to the Corporation and the Vendor, at any time to assign all of its rights and obligations under this Agreement to any wholly-owned subsidiary to perform the Purchaser's rights and obligations under this Agreement. In such case, such assignee shall have and may exercise all the rights, and shall assume or perform all of the obligations, of the Purchaser under this Agreement, reference to the Purchaser shall be deemed also to refer to such assignee and the Purchaser shall guarantee the obligations of such assignee. In the event of such an assignment, (a) the Purchaser shall execute an agreement guaranteeing such assignee's obligations and liabilities under this Agreement in a form acceptable to the Vendor, acting reasonably, and
(b) the Vendor and such assignee or nominee shall execute an agreement confirming such assignment or nomination and such assumptions of obligations shall be on the basis that no such assignment or nomination shall release the Purchaser from its obligations under this Agreement.

11.09 Non-Merger

      Except as otherwise expressly provided in this Agreement, the covenants, representations and warranties of the Parties contained in this Agreement and the Ancillary Agreements shall not merge on and shall survive the Closing and, notwithstanding such Closing, or any investigation made by or on behalf of any Party, shall continue in full force and effect. Closing shall not prejudice any right of one Party against any other Party in respect of anything done or omitted hereunder or under any of the Ancillary Agreements or in respect of any right to damages or other remedies.

11.10 Entire Agreement; No Third Party Beneficiaries.

      This Agreement and the Ancillary Agreements: (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof; and (b) is not intended to confer any rights or remedies upon any Person other than the parties hereto and thereto.

IN WITNESS WHEREOF this Agreement has been executed by the Parties as of the date first above written.

                                    TELEPLUS ENTERPRISES, INC., as the Purchaser


                                    /s/ Marius Silvasan
                                    -------------------
                                    Name: Marius Silvasan
                                    Title: Chief Executive Officer


                                    /s/ Rich Stupansky
                                    ------------------

                                    RICH STUPANSKY, as the Vendor


                                    MAXIMO IMPACT, INC., as the Corporation


                                    /s/ Rich Stupansky
                                    ------------------
                                    Name: Richard Stupansky
                                    Title: President

                                  Schedule 2.01

                                Purchased Shares


100 common shares in the capital stock of the Corporation

                                  Schedule 2.02

                               Performance Targets

------------------------------------------------------------------------------------------------------------------------------------
                            Year 1        Year 1        Year 1       Year 1       Year 2       Year 2       Year 2       Year 2
                            Q1            Q2            Q3           Q4           Q1           Q2           Q3           Q4
------------------------------------------------------------------------------------------------------------------------------------
Target
Revenue (excl Handsets)     $   239,000   $ 1,314,500   $ 3,204,420  $ 5,477,147  $ 7,732,598  $ 9,897,596  $12,017,875  $13,738,452
Net Income                  $  (122,832)  $   (38,586)  $   353,387  $   929,792  $ 1,576,526  $ 2,173,705  $ 2,793,706  $ 3,366,783
Customer Base                     6,000        26,000        54,550       87,140      127,742      148,283      176,887      198,351
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                            Year 3        Year 3        Year 3       Year 3       Year 4       Year 4       Year 4       Year 4
                            Q1            Q2            Q3           Q4           Q1           Q2           Q3           Q4
------------------------------------------------------------------------------------------------------------------------------------
Target
Revenue (excl Handsets)     $14,508,098   $14,947,708   $15,400,639  $15,867,293  $16,348,088  $16,843,452  $17,353,825  $17,879,663
Net Income                  $ 3,773,852   $ 3,895,612   $ 4,021,061  $ 4,150,312  $ 4,283,479  $ 4,420,681  $ 4,562,041  $ 4,707,684
Customer Base                   204,361       210,554       216,933      223,507      230,279      237,257      244,446      251,853
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Year 5        Year 5        Year 5       Year 5
                            Q1            Q2            Q3           Q4
--------------------------------------------------------------------------------
Target
Revenue (excl Handsets)     $18,421,435   $18,979,623   $19,554,724  $20,147,252
Net Income                  $ 4,857,740   $ 5,012,343   $ 5,171,631  $ 5,335,745
Customer Base                   259,484       267,347       275,448      283,794
--------------------------------------------------------------------------------

                                  Schedule 3.11

                             Changes to Corporation


3.11(j)   2 laptops and software in the amount of $5,169.94;

                                  Schedule 3.21

                                   Liabilities


Potential lawsuit by Beyond Wireless, Vendor's former employer, against the Vendor and/or the Corporation.

                                  Schedule 3.25

                                   Litigation


Potential lawsuit by Beyond Wireless, Vendor's former employer, against the Vendor and/or the Corporation.

                                  Schedule 3.26

                                      Taxes


Nil